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                                                                    Exhibit 99.1


                              SUPERVISORY AGREEMENT

This Supervisory Agreement (Agreement) is made and is effective this 20th day of September, 2000 (the Effective Date), by and between Prestige Bank, FSB (the
Bank), a federally-chartered savings association, having its main office located at 710 Old Clairton Road, Pittsburgh, Pennsylvania and the Office of Thrift Supervision (OTS), an office within the United States Department of the Treasury, having its principal executive offices located at 1700 G Street, N.W., Washington, D.C., acting through its Northeast Regional Director or his/her designee (Regional Director).


         WHEREAS, the OTS is the primary federal regulator of the Bank; and

         WHEREAS, based on the Report of Examination dated April 4, 2000 (ROE), the OTS is of the opinion that the Bank has engaged in acts and practices that
(i) have resulted in violations of certain of the laws or regulations to which the Bank is subject and/or (ii) are considered to be unsafe and unsound; and

         WHEREAS, the OTS is of the opinion that grounds exist for the initiation of administrative proceedings against the Bank; and

         WHEREAS, the OTS is of the view that it is appropriate to take measures intended to ensure that the Bank will comply with all applicable laws and regulations; and

         WHEREAS, the Bank, acting through its Board of Directors (Board), and without admitting or denying any violations of laws or regulations, wishes to cooperate with the OTS and to evidence the intent to comply with all applicable laws and regulations.

         NOW THEREFORE, in consideration of the above premises and the mutual undertakings set forth herein, the parties hereto agree as follows:

I.       COMPLIANCE WITH LAWS, REGULATIONS & SAFE AND SOUND PRACTICES

1.1 The Bank shall comply with the following Federal laws and regulations and safe and sound practices:

         A. The safety and soundness standards articulated in Appendix A to Part 570 of the regulations of the Office of Thrift Supervision; 12 C.F.R. Section
570.1 et seq.;

         B. Section 560. 101 of the regulations of the Office of Thrift Supervision, 12 C.F.R. Section 560. 101 (regarding real estate lending standards);

         C. Section 560.160 of the regulations of the Office of Thrift Supervision, 12 C.F.R. Section 560.160 (regarding asset classification);


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         D. Section 563.41 of the regulations of the Office of Thrift
Supervision, 12 C.F.R. Section 563.41 (regarding loans and other transactions with affiliates and subsidiaries);

         E. Section 563.161 of the regulations of the Office of Thrift Supervision, 12 C.F.R, Section 563.161 (regarding management and financial policies);

         F. Section 563.170(c) of the regulations of the Office of Thrift Supervision, 12 C.F.R Section 563.170(c) (regarding establishment and maintenance of records); and

         G. Section 563.176 of the regulations of the Office of Thrift Supervision, 12 C.F.R. Section 563.176 and Thrift Bulletins 13a and l3a-1 (regarding interest rate risk management).

II.      CORRECTIVE PROVISIONS

2.1      DIRECTOR RESPONSIBILITY

         A. The Board has the ultimate responsibility for overseeing the safe and sound operation of the Bank and for supervising all of the Bank's activities. The Board shall conduct its affairs in accordance with the Directors' Responsibilities Guide and with due regard for the recommendations contained in the Directors' Guide to Management Reports, both issued by the OTS in October 1999. Each member of the Board shall be provided with a copy of each of the Guides. Moreover, the Board shall (i) establish policies, procedures and controls to ensure the safe and sound operation of the Bank, (ii) monitor compliance with such policies and procedures, as well as with the laws and regulations governing the Bank, and (iii) more closely supervise management's performance. All policies of the Board and of the Bank shall be in writing.

         B. Detailed minutes of all Board and committee meetings shall be maintained and recorded on a timely basis in a minute book. All minutes must be properly signed and (i) document important matters considered; (ii) reflect discussions held and views and opinions proffered by Board member(s); (iii) delineate both policies and procedures approved and exceptions to approved policies and procedures; (iv) recite information reported by management to the Board and describe the Board's review thereof; and (v) record the results of all votes taken and how each member of the Board voted. The agenda shall be attached to the minutes of the meeting.

2.2      RETENTION OF AN EXTERNAL CONSULTANT

         A. Within 3 0 days of the Effective Date, the Bank shall- retain a consultant to prepare a written study (Study) the purposes of which are:.,(i) to assist the Bank in both formulating a strategic plan to direct the operations and affairs of the Bank and in managing and reducing its interest rate risk and
(ii) to assess the capability of the Bank's board, officers, management, and staff to carry out the affairs of the Bank, perform present and anticipated duties, maintain the Bank in a safe and sound manner, and execute the strategic plan. The Bank's retention of the consultant and the terms of the engagement between the Bank and the consultant shall be subject to the prior written nonobjection of the Regional Director.


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         B. The Strategic Plan component of the Study, at a minimum, shall address the following areas:

         1. the Bank's objectives, operating strategy and business philosophy for calendar years 2001, 2002, and 2003;

         2.       operating assumptions;

         3.       present and prospective financial condition;

         4.       acceptable levels of credit risk;

         5.       regulatory capital position;

         6.       profit composition;

         7.       market penetration;

         8.       sensitivity to, and management, of interest rate risk;

         9.       deposit sources and related solicitation strategies;

         10.      asset/liability management;

         11.      sources and uses of funds;

         12. investment plans including types and levels of allowable investments;

         13. products, business initiatives, and growth projections (taking into account the limits on growth set forth in Section 2.7 below); and

         14.      goals and strategies for improving the earnings of the Bank.

         C. The Interest Rate Risk component of the Study, at minimum, shall analyze the efficacy of the interest rate risk program promulgated by the Board pursuant to Section 2.4 below with particular regard for (i) the propriety of the Bank's interest rate risk limits; (ii) the quality of the Bank's systems for identifying, measuring, and monitoring accurately interest rate risk arising from the Bank's operations, assets, and liabilities; and (iii) the adequacy of the Bank's goals, strategies and timetables for reducing the Bank's interest rate risk exposure, including an asset/liability management strategy to achieve an acceptable rate sensitivity balance between investments and funding sources.

         D. The Management Assessment component of the Study, at a minimum, shall address the following areas:

         1. an analysis and description of the type and number of officer, management, and other positions needed to properly manage, supervise and carry out the affairs of the Bank;


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         2.       an appropriate organizational structure for the Bank's
                  officers, managers, and other personnel, including a determination as to appropriate responsibilities and levels of authorities;

         3. an evaluation of (i) the capabilities of the Bank's existing Board members, (ii) the depth and capabilities of the Bank's existing officers and managers to perform present and anticipated duties, (iii) the need for additional officers, managers, and other staff, and (iv) the need for any changes in the composition of the Bank's Board, officers, or managers;

         4. a determination as to whether the Bank has the appropriate level of qualified personnel with respect to its executive management, credit administration, and financial management functions;

         5. a plan of action to recruit and hire any additional or replacement personnel with the requisite ability, experience and other qualifications which are determined to be necessary to fill Board, officer, manager, or staff positions.

         E. The Consultant shall complete the Study within 60 days of its engagement and forward its report and recommendations to the Board and to OTS within 15 days thereafter. The Board, within 30 days of its receipt of the report, shall advise OTS of its analysis of the Consultant's findings and recommendations and its planned course of action to implement the Consultant's recommendations. To the extent the Board determines not to implement any of the Consultants recommendations, the Board shall advise OTS thereof and its reasoning therefor. The implementation of the Study by management shall be reviewed by the Board at least once during every calendar quarter and each such review, and any action taken or to be taken, shall be documented in the Board minutes.

2.3      COMMERCIAL LENDING

         A. The Bank, as of May 17, 2000, except as otherwise permitted by subparagraph B below, whether directly or indirectly, and without the prior written nonobjection of the Regional Director, is not permitted to, and shall not make, invest in, purchase, refinance, extend or otherwise modify or commit to make, invest in, purchase, refinance, extend or otherwise modify any loan for a business purpose. For purposes of this Agreement, a "loan for a business purpose" means (i) a commercial loan whether or not secured by real estate; and
(ii) any loan or lease other than one for a personal, family, or household purpose or use (collectively referred to as "commercial loan portfolio").

         B. Notwithstanding the restrictions at subparagraph A above, the Bank may make advances necessary to honor legally binding commitments to fund loans ("Commitments") or loans-in- process ("LIP") as set forth on the May 31, 2000 list prepared by the Bank and provided to the OTS provided that the Bank (i) prior to finalizing any Commitment or making any disbursement under an LIP, shall affirmatively determine that all conditions precedent to the Commitment or disbursement have been satisfied; and (ii) will not violate any law or regulation applicable to it on account of the honoring of such Commitment or LIP.

         C. Within 45 days of the Effective Date, the Board shall revise its July 1999 "Commercial Lending Policy" and thereafter assure the implementation of said revised policy. This revised policy,


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applicable to the Bank's commercial loan portfolio (including those loans permitted by subparagraph B hereof) extant as of May 17, 2000, shall set forth and establish standards and guidelines governing the periodic review of the Bank's commercial loan portfolio with particular regard for loan administration and asset review. At a minimum, the policy shall provide for:

         1. procedures to cause the Bank to fully comply with the policy's requirements:

         2. the specification of standards and criteria for assessing the credit quality of the portfolio;

         3. procedures for collection, analysis, and maintenance of proper and adequate loan documentation, including current financial statements, credit reports and other necessary data, which demonstrate the borrower's ability to repay the loan according to its terms and which preclude the disbursement of loan proceeds or periodic draws without the requisite documentation;

         4. procedures for the issuance, administration, and monitoring of standby letters of credit with particular regard for describing the circumstances in which such letters of credit will be issued, designating the persons authorized to issue them, and establishing documentation and recordkeeping requirements; and

         5. limitations on the amount advanced in relation to the value of the collateral securing the loan;

         6. procedures requiring that all collateral documentation or evidence of collateral documentation be obtained and reviewed before loan proceeds or draws are disbursed;

         7. guidelines for obtaining and documenting periodic appraisals and/or evaluations of collateral;

         8. procedures to identify any loan in which either the Bank or the borrower is not performing according to the terms, covenants, and undertakings of the referable loan agreements;

         9. the identification of loans that wan-ant the special attention of the Board and management and for each such loan, a statement of the- amount and an indication of the degree of risk that the loan will not be fully repaid according to its terms and the reason(s) why the particular loan merits special attention, and where appropriate, the classification of any loan identified; and

         10. the requirement of a written report to be made to the Board not less than quarterly setting forth the results of the review of the portfolio including those loans identified by the system. The written report shall be presented to and considered by the Board and its consideration of the report and any action taken by the Board on account of its consideration shall be documented in the minutes of the Board.


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2.4      INTEREST RATE RISK MANAGEMENT

         A. Within 30 days of the Effective Date, the Board shall adopt a program to manage the Bank's interest rate risk exposure that satisfies the requirements of 12 C.F.R. Section 563.176, OTS Thrift Bulletins 13a and 13a-1, and Section ILE. of Appendix A of the Part 570 Guidelines. In formulating the program, the Bank shall pay particular attention to:

         1. designation of specific personnel responsible for the management of the Bank's interest rate risk;

         2.       prescribing interest rate risk limits;

         3. instituting systems for accurately measuring and monitoring interest rate risk;

         4. establishing goals, strategies and timetables for reducing the Bank's interest rate risk exposure;

         5. providing for the assessment of the impact of varying interest rate scenarios on the net portfolio value;

         6. requiring an interest rate risk analysis of any major transaction to determine (i) its projected impact on the Bank's overall interest rate risk position, and (ii) whether it will cause the Bank's interest rate risk exposure to fall outside Board-prescribed limits; and

         7. facilitating the proper and complete preparation of Schedule CNM of the Thrift Financial Report.

         B. The Board, on a quarterly basis, shall review (i) the Bank's actual interest rate risk exposure, (ii) compare the Bank's exposure to the limits approved by the Board, and (iii) monitor the Bank's progress (or lack thereof) toward reducing its exposure to interest rate risk to the level that has been determined to be acceptable. The Board's review, and any actions taken or to be taken, shall be documented in the minutes of the Board meeting.

2.5      INVESTMENT POLICY

         Within 30 days of the Effective Date, the Board shall revise the Bank's investment policy to provide more effective guidance and control over the investment function of the Bank. The policy shall comply with the requirements of OTS Thrift Bulletin 13a and, at a minimum, shall:

         A. describe the Bank's investment strategies and objectives;

         B. identify the personnel authorized to conduct investment and derivatives activities, their lines of authority, and their responsibilities;

         C. identify the types and levels of authorized investment securities and derivative instruments;


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         D. specify the type and scope of pre-purchase analysis that should be conducted for various types or classes of investment securities and derivative instruments;

         E. identify authorized investment brokers and/or advisors; and

         F. establish a program by which the Board will monitor the Bank's investments, which shall provide that (i) the Board shall review and approve the Bank's overall investment strategy at least annually and (ii), that the Board or a committee thereof shall review the Bank's investment activities and holdings no less than quarterly.

2.6      STRUCTURED ADVANCES

         Within 30 days of the Effective Date, the Board shall promulgate and thereafter oversee the implementation of a policy that will manage the Bank's utilization of structured advances. The policy shall comply with the requirements of OTS Thrift Bulletin l3a-1 and, at a minimum, shall:

         A. describe the Bank's strategies and objectives with respect to structured advances;

         B. identify the personnel authorized to conduct structured advance activities, their lines of authority, and their responsibilities;

         C. require a pre-purchase portfolio sensitivity analysis for any transaction involving structured advances; and

         D. establish a program for the monitoring of the Bank's structured advances,

2.7      ASSET GROWTH LIMITATIONS

         The Bank shall not increase its assets in an amount exceeding net interest credited on deposit liabilities (or earnings credited on share accounts) during any calendar quarter, unless it obtains the prior written approval of the Regional Director.

2.8       TRANSACTIONS WITH PRESTIGE BANCORP, INC.

          The Bank shall comply with, and not violate, 12 C.F.R. Section  563.41

2.9       LENDING

          Within 45 days of the Effective Date, the Board shall revise its lending policies to include, and thereafter assure the implementation of, specific standards addressing the permissible circumstances in which nonaccrual loans may be recategorized as performing loans.

2.10 CHANGES IN DIRECTORS OR EXECUTIVE OFFICERS; TERMS OF EMPLOYMENT AND GOLDEN PARACHUTE PAYMENTS

         A. As required by Section 32 of the Federal Deposit Insurance Act
(FDIA), 12 U.S.C. Section 1831i, and 12 C.F.R. Part 563, Subpart H, no person shall be appointed to the position of, serve as, or


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be hired as a member of the Board or as a senior executive officer of the Bank without the Bank first providing at least 30 days prior written notice thereof and receiving the required agency approvals.

         B. Pursuant to OTS Regulatory Bulletin 27a, the Bank shall not enter into, renew, extend or revise any contractual arrangement related t6 compensation or benefits with any director or senior executive officer of the Bank or any subsidiary thereof unless it first (i) provides a minimum of 30 days advance notice of the proposed transaction and (ii) receives a written notice of non-objection from the Regional Director.

         C. The Bank shall not make any "golden parachute payment", as that term is defined in Section 18(k) of the FDIA, 12 U.S.C. Section 1828(k) and in Part 359 of the regulations adopted by the Federal Deposit Insurance Corporation, 12 C.F.R. Part 3 59. 1, except as may be permitted by the said statute and regulations.

III.     MISCELLANEOUS

3.1      COMPLIANCE WITH AGREEMENT

         The Board and officers of the Bank shall take immediate action to cause the Bank to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Bank to continue to carry out the provisions of this Agreement.

3.2      DEFINITIONS

         All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, Home Owners' Loan Act (HOLA), Federal Deposit Insurance Act (FDIA), or OTS Memoranda a. Any such technical words or terms used in this Directive and undefined in said Code of Federal Regulations, HOLA, FDIA, or OTS Memoranda shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

3.3      SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS

         Reference in this Agreement to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

3.4      DURATION, TERMINATION OR SUSPENSION OF AGREEMENT

         A. This Agreement shall (i) become effective upon its execution by the OTS, through its authorized representative whose signature appears below and
(ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

         B. The Regional Director, in his or her sole discretion, may, by written notice, suspend any or all provisions of this Agreement.


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3.5      TIME LIMITS

         Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

3.6      EFFECT OF HEADINGS

         The Section headings herein are for convenience only and shall not affect the construction hereof.

3.7      SEPARABILITY CLAUSE

         In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his/her sole discretion determines otherwise.

3.8 NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY STATEMENT AUTHORIZED; OTS NOT RESTRICTED

Nothing in this Agreement shall be construed as:

         A. allowing the Bank to violate any law, rule, regulation, or policy statement to which it is subject; or

         B. restricting the OTS from taking such action(s) that are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory, enforcement or resolution action that the OTS determines to be appropriate.

3.9      SUCCESSORS IN INTEREST/BENEFIT

         The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto, the Federal Deposit Insurance Corporation, and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

3.10     INTEGRATION CLAUSE

         This Agreement represents, as of the Effective Date, the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date, with respect to such subject matter and supercedes the Supervisory Directive issued by the OTS on May 17, 2000.

3.11     ENFORCEABILITY OF AGREEMENT

         The Bank represents and warrants that this Agreement has been duly authorized, executed, and


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delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Bank The Bank acknowledges that this Agreement is a "written agreement" entered into with the OTS within the meaning of Section 8 of the FDIA, 12 U.S.C. Section 1818.

3.12     SIGNATURE OF DIRECTORS

         Each director of the Bank signing the Agreement attests, by such act, that she or he, as the case may be, voted in favor of the resolution, in the form attached to this Agreement, authorizing the execution of this Agreement by the Bank.

         IN WITNESS WHEREOF, the OTS, acting by and through the Regional Director, and the Bank, in accordance with a duly adopted resolution of its Board (copy attached hereto), hereby execute this Agreement as of the Effective Date.

OFFICE OF THRIFT SUPERVISION                     THE BANK

By: /s/ Robert C. Albanese                       By: /s/ John A. Stiver
   ----------------------------------------         ----------------------------
   Robert C. Albanese                               John A. Stiver
   Regional Director                                Chief Executive Officer



                              DIRECTORS OF THE BANK


/s/ Mark R. Schoen                                /s/ Martin W. Dowling
----------------------------------                ------------------------------
Director                                          Director


/s/ James M. Hein                                 /s/ Patricia A. White
----------------------------------                ------------------------------
Director                                          Director


/s/ Charles P. McCullough                         /s/ Michael R. Macosko
----------------------------------                ------------------------------
Director                                          Director


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